UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010

Network Equipment Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10255	94-2904044
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6900 Paseo Padre Parkway, Fremont, California 94555 ph: (510) 713-7300

(Address of principal executive offices, including zip code, and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

Network Equipment Technologies, Inc. held its Annual Meeting of Stockholders on August 10, 2010. Stockholders voted on the matters set forth below.

1.

The nominee for election to the Board of Directors as Class II Director was elected to serve until the 2013 Annual Meeting of Stockholders, based upon the following vote:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Dixon R. Doll	18,434,399	791,242	6,305,718

2.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 25, 2011 was approved based upon the following votes:

Votes for approval	25,463,510
Votes against	58,796
Abstentions	9,053

There were no broker non-votes for this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010

Network Equipment Technologies, Inc.

By:	/s/ DAVID WAGENSELLER
Name:	David Wagenseller
Title:	Vice President and Chief Financial Officer